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                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Number 333-57534.


/s/ ARTHUR ANDERSEN LLP

San Diego, California
March 29, 2002